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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the incorporation by reference in this Form S-3 Registration Statement of our reports dated January 22, 1996 included in the Advanta Corp. Form 10-K for the year ended December 31, 1995 and to all references to our Firm included in this Amendment No. 1 to Registration Statement File No. 333-01833.



                                          ARTHUR ANDERSEN LLP



Philadelphia, PA


  April 12, 1996